John Hancock Funds

                          SPECIAL EQUITIES
                                FUND

                           ANNUAL REPORT

                         OCTOBER 31, 1998



TRUSTEES

Edward J. Boudreau, Jr.
Dennis S. Aronowitz
Richard P. Chapman, Jr.*
William J. Cosgrove
Douglas M. Costle
Leland O. Erdahl
Richard A. Farrell
Gail D. Fosler
William F. Glavin
Anne C. Hodsdon
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
Richard S. Scipione
Edward J. Spellman*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President and Chief Operating Officer
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116-5072

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072



CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

An often-used analogy for stock market performance over the short term is a roller coaster. That is because, while long-term history suggests the market's general direction is up, its swings over the short term can be dramatic and, at times, violent. This year, the market has given us several stark examples of this phenomenon. From the new highs set in mid-July, the major indices plunged by 19% through the end of August. It was the worst such fall since 1990. For the first time in a number of years, some bonds and bond mutual funds outperformed stocks and stock mutual funds. Seeking safety in a world of global economic uncertainties, investors everywhere converged on U.S. Treasury bonds and pushed their yields to historic lows.

Then in early October, the market staged a remarkable rebound that was sparked by the Federal Reserve's two cuts in interest rates. The major indices regained all their previously lost ground and the S&P 500 Stock Index ended October actually up by 15% year-to-date.

Investors have been understandably shaken by these dramatic twists and turns, but we are pleased to report that most individual investors did not panic, and we hope that means they've taken our words to heart. Over the long term, markets do not move up or down in a straight line. That's why after watching the market charge ahead almost uninterrupted for so many years, we have been striking a more cautionary stance in this space over the last several months.

Analysts are still pondering the implications of global turmoil and the potential for slower U.S. economic and corporate earnings growth. While we don't make a practice of opining on what the market will do next, we continue to believe it would be wise for investors to set more realistic expectations. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

There is no doubt, however, that the market's heightened volatility and recent dramatic moves have been cause for concern. In these uncertain times, it becomes even harder to remember to "stay the course" and stick to your long-term investment plan. But this remains the essential tenet of successful investing. Now could also be a good time to review your asset allocation with your investment professional, keeping in mind that the last six months' divergence in performance of stocks and high-quality bonds is a perfect example of why all your eggs shouldn't be in one basket.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

A 1-1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.



BY LAURA ALLEN, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND
BERNICE BEHAR, CFA, AND ANURAG PANDIT, CFA, PORTFOLIO MANAGERS

John Hancock
Special Equities Fund

Global uncertainty trounces small-cap market; late-period rally holds promise


A 3" x 2" photo at bottom right side of page of John Hancock Special Equities Fund's management team. Caption below reads "Fund management team members (l-r): Anurag Pandit, Bernice Behar and Laura Allen."


On July 1, 1998, an investment team led by Laura Allen, CFA, assumed management responsibility of John Hancock Special Equities Fund. Prior to joining John Hancock Funds in early 1998, Ms. Allen, a senior vice president, spent 17 years as an analyst and portfolio manager at Wellington Management Company.

The last 12 months represented an extremely difficult period for small-company stocks, capping a record five years of underperformance compared to their large-company counterparts. For almost the entire past fiscal year, share prices of small companies suffered from the ongoing global economic turmoil that began in July 1997 with the first wave of Asian currency devaluations. As a result, investors became more risk averse and favored the relative safety and liquidity of shares of larger, more well-known companies. The worst turn, however, came this summer, when Russia's economic collapse led a second wave of currency devaluations in emerging markets and, ultimately, a few prominent hedge fund debacles, that sent stocks of all sizes plummeting, including the previously immune large caps. Investor sentiment changed dramatically amid heightened fears that a global financial crisis would precipitate an imminent profit, if not economic, recession in the U.S. Many investors sought shelter from the tsunami in the safety of U.S. Treasury bonds, resulting in a plunge in U.S. long-term interest rates to historically low levels. Small companies -- despite their compelling valuations, stronger earnings projections and largely domestic focus -- fell faster and harder than other segments of the market. Small-cap growth stocks that the Fund targets were particularly hard hit. The Russell 2000 Growth Index, a proxy for our style, plummeted 22% in the three month period from June 30 to September 30, one of the worst declines in the 20-year history of this index.

"Small
companies...
fell faster
and harder
than other
segments..."


Table at top left hand column entitled "Top Five Common Stock Holdings". The first listing is Elan Corp. 2.9%, the second is Premier Parks 2.9%, the third Wind River Systems 2.2%, the fourth is Vitesse Semiconductor 2.1%, and the fifth is Metromedia Fiber Network 2.1%. A note below the table reads "As a percentage of net assets on October 31, 1998."


"...the Fund's
restructuring
is now
virtually
complete..."


In early October, however, the tide of investor sentiment turned again, as the market rebounded after the Federal Reserve signaled its intent to restore global financial stability by lowering interest rates twice in three weeks. This time, small caps led the advance through the close of the fiscal year. After reaching a 27-month low on October 8, the Russell 2000 Index -- a broader benchmark for small-cap performance -- began one of its more remarkable recoveries, rising 22% over the next three weeks. This final push was nowhere near enough to close the wide gap between large- and small-company stock performance, however. For the year ended October 31, 1998, the Standard & Poor's 500 Stock Index still managed to advance by 22% despite the volatility, while the Russell 2000 Index lost ground, returning -12%.

Restructuring and performance review

As we communicated to you several months ago, the Fund experienced a change in portfolio managers on July 1 aimed at improving investment performance. Our team's first step was to scrutinize the Fund's holdings to ensure that each one met our selection criteria. These include companies with strong and accelerating revenue and earnings growth, dominant market share and proven management. As a result of this analysis, we eliminated a number of holdings that either did not meet this criteria, or in which we lacked sufficient confidence in the earnings outlook. In their place, we added several higher-quality small companies (under $1 billion in market capitalization) that were selling at unusually attractive prices, thanks to the plunge in the small-cap sector. Examples included Duane Reade, a regional drugstore chain; Novellus Systems, a semiconductor equipment manufacturer; and energy services company Core Laboratories.

Over the past several months, it was a challenge to restructure the Fund in the midst of the small cap market's decline. Our goal was to position the Fund in a carefully chosen list of small-sized companies in which we have confidence in the long-term earnings outlook. In the short term, however, several of the stocks we had targeted to sell were punished for reporting lower-than-expected earnings. In addition, the Fund's overweighted positions in the retail and media sectors that we inherited also held back investment results, especially in the summer and early fall when these groups fell sharply on worries about future consumer and corporate spending.

For the year ended October 31, 1998, John Hancock Special Equities Fund's Class A, Class B and Class Y shares posted total returns of -23.21%, -23.79% and -22.90%, respectively, at net asset value. The Fund's performance fell behind the -13.76% return of the average small-cap fund, according to Lipper Analytical Services, Inc.,(1) and the -15.86% return of the Russell 2000 Growth Index. Keep in mind that your net asset value return will be different from the Fund's stated performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages seven and eight for historical performance information.

Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended October 31, 1998". The chart is scaled in increments of 5% with -25% at the bottom and 0% at the top. The first bar represents the -23.21% Total return for John Hancock Special Equities Fund Class A. The second bar represents the -23.79% total return for John Hancock Special Equities Fund Class B. The third bar represents the -22.90% total return for John Hancock Special Equities Fund Class Y* and the fourth bar represents the -13.76% total return for the Average small-cap fund. A note below the chart reads "Total returns for John Hancock Special Equities Fund are at net asset value with all distributions reinvested. The average small-cap fund is tracked by Lipper Analytical Services, Inc. See pages seven and eight for historical performance information. A footnote below the chart reads "On June 1, 1998, Class C shares were renamed Class Y shares."


The good news is that the Fund's restructuring is now virtually complete, and we believe we have positioned the Fund to perform competitively versus its peer group. As we mentioned, small caps have staged an impressive rebound in the past month, and we have been encouraged by the Fund's near-term performance, boosted in part by some of our more recent additions.

Investment philosophy and choices

The Fund continues to seek capital appreciation by investing in aggressively growing small companies. Our rigorous fundamental analysis applies not only to our aforementioned selection criteria, but equally importantly to our sell discipline. It requires us to trim or eliminate holdings that show deteriorating fundamentals or whose stock price has risen enough to change the risk/reward balance. The Fund's focus will remain solidly on small companies. To stay true to this goal, we continued to reduce the Fund's average market capitalization, which ended the year at half its level of six months earlier.

While we build the portfolio company-by-company, we continue to find strong earnings growth potential within the broad technology sector. Specifically, we have focused on software companies such as Aspect Development and information services outsourcer Whittman-Hart. We also continued to emphasize retail companies that can gain market share in a more difficult economic environment, such as 99 Cents Only Stores. In the health-care sector, we own several later-stage biotechnology companies including Alkermes and Gilead Sciences that we believe have strong new product potential.


"The Fund's
focus will
remain
solidly
on small
companies."


Going forward

We are encouraged about the prospects for the equity market and in particular for small-cap stocks. Over the past year, investors experienced an enormous amount of volatility, and we believe price action will most likely remain fairly erratic as long as concerns persist about how emerging-market turmoil will impact future economic and corporate earnings growth. That said, an environment of declining interest rates and minimal inflation still provides a solid underpinning for stock prices.

Only time will tell whether this latest move in small caps is the start of a prolonged rise. As investors, we often need to look beyond the daily headlines and focus on the longer-term outlook. The dramatic underperformance of small-cap companies relative to big caps presents investors with an unusual opportunity. We strongly believe that small-cap stocks are poised to make headway versus their larger brethren. Despite their recent gains, the small-cap sector continues to sell at a discount to the large-company universe using forward-year price-earnings ratios, even though we expect the majority of companies in the Fund to grow well in excess of large companies. This is a highly unusual circumstance, as historically small-cap stocks have traded at a handsome premium to large-cap stocks, and it is a compelling combination that investors have begun to recognize. Although we know history is no guarantee of future results, the last time small caps sold at a discount to big caps was in late 1990, at which point small caps went on to generate outsized returns relative to big caps over a period that lasted close to three years.


"...the
small-cap
sector
continues
to sell at
a discount
to the large-
company
universe..."


Looking ahead, we will continue to focus our efforts on strong fundamental company analysis, which we believe to be essential, especially in a more challenging investment climate. Over time, stock prices move with earnings growth, and our experience has been that remaining patient and consistent with a disciplined investment philosophy will be rewarded with superior returns.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Special Equities Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Prior to January 1992, different sales charges were in effect for Class A shares and are not reflected in the performance information. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.


CLASS A
For the period ended September 30, 1998

                                   ONE       FIVE         TEN
                                   YEAR      YEARS       YEARS
                                --------  --------     --------
Cumulative Total Returns         (32.81%)   19.09%      307.98%
Average Annual Total Returns     (32.81%)    3.56%       15.10%

CLASS B
For the period ended September 30, 1998
                                                         SINCE
                                   ONE      FIVE       INCEPTION
                                  YEAR      YEARS      (3/1/93)
                                --------  --------     --------
Cumulative Total Returns         (33.32%)   19.05%       53.71%
Average Annual Total Returns     (33.32%)    3.55%        8.00%


CLASS Y
For the period ended September 30, 1998

                                                         SINCE
                                   ONE      FIVE       INCEPTION
                                  YEAR      YEARS      (9/1/93)
                                --------   --------    --------
Cumulative Total Returns         (28.97%)   28.37%       35.78%
Average Annual Total Returns     (28.97%)    5.12%        6.21%

*Effective June 1, 1998, Class C shares were renamed Class Y shares.


WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Special Equities Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged, small-cap index that is comprised of 2,000 U.S. stocks. The Russell 2000 Growth Index is an unmanaged index containing those Russell 2000 Index stocks with a greater-than-average growth orientation. Past performance is not indicative of future results.

Line chart with the heading Special Equities Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the value of the hypothetical $10,000 investment made in the Special Equities Fund on October 31, 1988, before sales charge, and is equal to $45,701 as of October 31, 1998. The second line represents the value of the same investment made in the Special Equities Fund, after sales charge, and is equal to $43,393 as of October 31, 1998. The third line represents the Russell 2000 Index and is equal to $30,316 as of October 31, 1998. The fourth line represents the Russell 2000 Growth Index and is equal to $25,567 as of October 31, 1998.

Line chart with the heading Special Equities Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund.
Within the chart are four lines. The first line represents the Russell 2000 Index and is equal to $18,452 as of October 31, 1998. The second line represents the Russell 2000 Growth Index and is equal to $16,388 as of October 31, 1998. The third line represents the value of the hypothetical $10,000 investment made in the Special Equities Fund on march 1, 1993, before sales charge, and is equal to $16,134 as of October 31, 1998. The fourth line represents the value of the same hypothetical investment made in the Special Equities Fund, after sales charge, and is equal to $16,034 as of October 31, 1998.

Line chart with the heading Special Equities Fund Class Y*, representing the growth of a hypothetical $10,000 investment over the life of the fund.
Within the chart are three lines. The first line represents the Russell 2000 Index and is equal to $16,536 as of October 31, 1998. The second line represents the Russell 2000 Growth Index and is equal to $14,674 as of October 31, 1998. The third line represents the value of the hypothetical $10,000 investment made in the Special Equities Fund on September 1, 1993, before sales charge, and is equal to $14,174 as of October 31, 1998.

*Effective June 1, 1998, Class C shares were renamed Class Y shares.



FINANCIAL STATEMENTS

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1998. You'll also find the net asset value and the maximum offering price per share as of that date.


Statement of Assets and Liabilities
October 31, 1998
--------------------------------------------------------------------
Assets:
Investments at value - Note C:
Common stocks (cost - $755,950,154)                     $867,314,222
Joint repurchase agreement (cost - $98,127,000)           98,127,000
Corporate savings account                                      1,226
                                                        ------------
                                                         965,442,448
Receivable for investments sold                            3,435,911
Receivable for shares sold                                 4,302,631
Interest receivable                                           29,435
Other assets                                                  69,193
                                                        ------------
Total Assets                                             973,279,618
--------------------------------------------------------------------
Liabilities:
Payable for investments purchased                         15,142,332
Payable for shares repurchased                             2,308,396
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                      525,781
Accounts payable and accrued expenses                        121,841
                                                        ------------
Total Liabilities                                         18,098,350
--------------------------------------------------------------------
Net Assets:
Capital paid-in                                          829,509,827
Accumulated net realized gain on investments              14,349,964
Net unrealized appreciation of investments               111,369,582
Accumulated net investment loss                              (48,105)
                                                        ------------
Net Assets                                              $955,181,268
====================================================================
Net Asset Value Per Share:
(Based on net asset values and shares of beneficial
interest outstanding - unlimited number of shares
authorized with no par value)
Class A - $453,919,263/22,455,977                             $20.21
====================================================================
Class B - $460,971,346/23,700,698                             $19.45
====================================================================
Class Y*- $40,290,659/1,945,113                               $20.71
====================================================================
Maximum Offering Price Per Share**
Class A - ($20.21 x 105.26%)                                  $21.27
====================================================================

 * Effective June 1, 1998, Class C shares were renamed Class Y shares.

** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.


The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.


Statement of Operations
Year ended October 31, 1998
--------------------------------------------------------------------
Investment Income:
Interest                                                  $3,858,152
Dividends                                                    779,237
                                                        ------------
                                                           4,637,389
                                                        ------------

Expenses:
Investment management fee - Note B                        11,915,601
Distribution and service fee - Note B
Class A                                                    1,950,043
Class B                                                    7,440,347
Transfer agent fee - Note B                                3,827,167
Custodian fee                                                268,655
Financial services fee - Note B                              248,703
Printing                                                     158,162
Trustees' fees                                               101,681
Registration and filing fees                                  67,542
Auditing fee                                                  47,611
Miscellaneous                                                 25,490
Legal fees                                                    17,500
                                                        ------------
Total Expenses                                            26,068,502
--------------------------------------------------------------------
Net Investment Loss                                      (21,431,113)
--------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold                    249,345,263
Change in net unrealized appreciation/depreciation
of investments                                          (519,503,107)
                                                        ------------
Net Realized and Unrealized
Loss on Investments                                     (270,157,844)
--------------------------------------------------------------------
Net Decrease in Net Assets
Resulting from Operations                              ($291,588,957)
====================================================================

See notes to financial statements.




Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------------------
                                                                                          YEAR ENDED OCTOBER 31,
                                                                                    --------------------------------
                                                                                        1997                 1998
                                                                                    -------------      -------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment loss                                                                  ($28,901,150)      ($21,431,113)
Net realized gain on investments sold                                                  14,736,245        249,345,263
Change in net unrealized appreciation/depreciation of investments                     150,858,729       (519,503,107)
                                                                                  ---------------    ---------------

Net Increase (Decrease) in Net Assets Resulting from Operations                       136,693,824       (291,588,957)
                                                                                  ---------------    ---------------
From Fund Share Transactions - Net:*                                                 (269,581,490)      (616,525,449)
                                                                                  ---------------    ---------------
Net Assets:
Beginning of period                                                                 1,996,183,340      1,863,295,674
                                                                                  ---------------    ---------------
End of period (including accumulated net investment loss
of $41,161 and $48,105, respectively)                                              $1,863,295,674       $955,181,268
                                                                                  ===============    ===============

*Analysis of Fund Share Transactions:




                                                                                YEAR ENDED OCTOBER 31,
                                                         ----------------------------------------------------------------
                                                                   1997                                1998
                                                         --------------------------        ------------------------------
                                                           SHARES          AMOUNT            SHARES              AMOUNT
                                                         ---------       ----------        ---------         ------------
CLASS A
Shares sold                                             159,331,596   $3,736,259,803         100,661,197   $2,413,669,605
Less shares repurchased                                (168,292,664)  (3,969,808,409)       (108,875,492)  (2,650,476,277)
                                                    ---------------  ---------------     ---------------  ---------------
Net decrease                                             (8,961,068)   ($233,548,606)         (8,214,295)   ($236,806,672)
                                                    ===============  ===============     ===============  ===============
CLASS B
Shares sold                                              26,806,305     $621,229,331           3,960,429      $95,092,203
Less shares repurchased                                 (29,432,594)    (686,306,670)        (17,545,625)    (422,907,651)
                                                    ---------------  ---------------     ---------------  ---------------
Net decrease                                             (2,626,289)    ($65,077,339)        (13,585,196)   ($327,815,448)
                                                    ===============  ===============     ===============  ===============
CLASS Y(1)
Shares sold                                               1,863,540      $45,155,315             875,735      $23,077,653
Less shares repurchased                                    (682,739)     (16,110,860)         (2,820,828)     (74,980,982)
                                                    ---------------  ---------------     ---------------  ---------------
Net increase (decrease)                                   1,180,801      $29,044,455          (1,945,093)    ($51,903,329)
                                                    ===============  ===============     ===============  ===============

(1) Effective June 1, 1998, Class C shares were renamed Class Y shares.

See notes to financial statements.


The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.





Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------------
                                                                 1994           1995          1996          1997          1998
                                                              ---------      ---------     ---------     ---------     ---------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period                           $16.13         $16.11        $22.15        $24.53        $26.32
                                                         ------------   ------------  ------------  ------------  ------------
Net Investment Loss(1)                                          (0.21)         (0.18)        (0.22)        (0.29)        (0.27)
Net Realized and Unrealized Gain (Loss) on Investments           0.19           6.22          3.06          2.08         (5.84)
                                                         ------------   ------------  ------------  ------------  ------------
Total from Investment Operations                                (0.02)          6.04          2.84          1.79         (6.11)
                                                         ------------   ------------  ------------  ------------  ------------
Less Distributions:
Distributions from Net Realized Gain on Investments Sold           --             --         (0.46)           --            --
                                                         ------------   ------------  ------------  ------------  ------------
Net Asset Value, End of Period                                 $16.11         $22.15        $24.53        $26.32        $20.21
                                                         ============   ============  ============  ============  ============
Total Investment Return at Net Asset Value(2)                   (0.12%)        37.49%        12.96%         7.30%       (23.21%)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                     $310,625       $555,655      $972,312      $807,371      $453,919
Ratio of Expenses to Average Net Assets                          1.62%          1.48%         1.42%         1.43%         1.41%
Ratio of Net Investment Loss to Average Net Assets              (1.40%)        (0.97%)       (0.89%)       (1.18%)       (1.09%)
Portfolio Turnover Rate                                            66%            82%           59%           41%          107%

CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period                           $16.08         $15.97        $21.81        $23.96        $25.52
                                                         ------------   ------------  ------------  ------------  ------------
Net Investment Loss(1)                                          (0.30)         (0.31)        (0.40)        (0.46)        (0.45)
Net Realized and Unrealized Gain (Loss) on Investments           0.19           6.15          3.01          2.02         (5.62)
                                                         ------------   ------------  ------------  ------------  ------------
Total from Investment Operations                                (0.11)          5.84          2.61          1.56         (6.07)
                                                         ------------   ------------  ------------  ------------  ------------
Less Distributions:
Distributions from Net Realized Gain on Investments Sold           --             --         (0.46)           --            --
                                                         ------------   ------------  ------------  ------------  ------------
Net Asset Value, End of Period                                 $15.97         $21.81        $23.96        $25.52        $19.45
                                                         ============   ============  ============  ============  ============
Total Investment Return at Net Asset Value(2)                   (0.68%)        36.57%        12.09%         6.51%       (23.79%)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                     $191,979       $454,934      $956,374      $951,449      $460,971
Ratio of Expenses to Average Net Assets                          2.25%          2.20%         2.16%         2.19%         2.16%
Ratio of Net Investment Loss to Average Net Assets              (2.02%)        (1.69%)       (1.65%)       (1.95%)       (1.84%)
Portfolio Turnover Rate                                            66%            82%           59%           41%          107%

See notes to financial statements.



Financial Highlights (continued)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------------
                                                                 1994           1995          1996          1997          1998
                                                              ---------      ---------     ---------     ---------     ---------
CLASS Y (3)
Per Share Operating Performance
Net Asset Value, Beginning of Period                           $16.14         $16.20        $22.40        $24.91        $26.86
                                                         ------------   ------------  ------------  ------------  ------------
Net Investment Loss(1)                                          (0.13)         (0.09)        (0.14)        (0.18)        (0.17)
Net Realized and Unrealized Gain (Loss) on Investments           0.19           6.29          3.11          2.13         (5.98)
                                                         ------------   ------------  ------------  ------------  ------------
Total from Investment Operations                                 0.06           6.20          2.97          1.95         (6.15)
                                                         ------------   ------------  ------------  ------------  ------------
Less Distributions:
Distributions from Net Realized Gain on Investments Sold           --             --         (0.46)           --            --
                                                         ------------   ------------  ------------  ------------  ------------
Net Asset Value, End of Period                                 $16.20         $22.40        $24.91        $26.86        $20.71
                                                         ============   ============  ============  ============  ============
Total Investment Return at Net Asset Value(2)                    0.37%         38.27%        13.40%         7.83%       (22.90%)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                       $7,123        $13,701       $67,498      $104,476       $40,291
Ratio of Expenses to Average Net Assets                          1.11%          1.01%         1.03%         0.97%         0.97%
Ratio of Net Investment Loss to Average Net Assets              (0.89%)        (0.50%)       (0.54%)       (0.73%)       (0.66%)
Portfolio Turnover Rate                                            66%            82%           59%           41%          107%

(1) Based on the average of the shares outstanding at the end of each month.

(2) Assumes dividend reinvestment and does not reflect the effect of sales charge.

(3) Effective June 1, 1998, Class C shares were renamed Class Y shares.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.




Schedule of Investments
October 31, 1998
----------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Special Equities Fund on October 31, 1998. It's divided into two main categories: common stocks and short-term investments. The stocks are further broken down by industry groups. Short-term investments, which represents the Fund's "cash" position are listed last.


                                                               MARKET
ISSUER, DESCRIPTION                    NUMBER OF SHARES        VALUE
-------------------                    ----------------        -----
COMMON STOCKS
Advertising (1.62%)
Outdoor Systems, Inc.*                    700,000          $15,443,750
                                                         -------------
Broker Services (0.48%)
Raymond James Financial, Inc.             200,000            4,587,500
                                                         -------------
Business Services - Misc. (9.89%)
Boron, LePore & Associates, Inc.*          26,100              704,700
Charles River Associates, Inc.*           224,500            5,612,500
First Consulting Group, Inc.*             450,000            7,396,875
INSpire Insurance Solutions, Inc.*        540,000           13,500,000
Interim Services, Inc. *                  590,000           12,537,500
Mac-Gray Corp.*                            98,700              987,000
META Group, Inc. *                        550,000           13,200,000
Metzler Group, Inc. (The)*                400,000           16,800,000
On Assignment, Inc.*                      270,000            9,180,000
Pre-Paid Legal Services, Inc.*            350,000            8,378,125
Profit Recovery Group International, Inc.
(The)*                                    200,000            6,137,500
                                                         -------------
                                                            94,434,200
                                                         -------------

Computers (20.77%)
Acxiom Corporation*                       360,000            9,045,000
America Online, Inc.*                     120,000           15,247,500
AnswerThink Consulting Group, Inc.*       475,000            9,173,437
Aspect Development, Inc.*                 500,000           15,796,900
BARRA, Inc.*                              400,000           10,550,000
CBT Group Plc, American Depositary
Receipt (ADR) (Ireland)*                  400,000            4,775,000
Concentric Network Corp. *                500,000           12,125,000
Dendrite International, Inc.*             307,200            6,336,000
E*TRADE Group, Inc.*                      550,000            9,900,000
EarthLink Network, Inc.*                  325,000           12,512,500
Exodus Communications, Inc.*              151,500            4,810,125
HNC Software, Inc.*                       330,000           11,096,250
IDX Systems Corp.*                        175,000            7,415,625
PSINet, Inc.*                             125,000            1,804,687
RealNetworks, Inc.*                       300,000           10,106,250
Verio, Inc.*                              430,000            5,966,250
VeriSign, Inc.*                           340,000           10,433,750
Visio Corp.*                              350,000            9,318,750
Whittman-Hart, Inc.*                      550,000           10,931,250
Wind River Systems, Inc.*                 480,000           21,030,000
                                                         -------------
                                                           198,374,274
                                                         -------------

Electronics (7.10%)
ATMI, Inc.*                               341,200            4,691,500
DuPont Photomasks, Inc.*                  161,200            5,843,500
Level One Communications, Inc.*           200,000            5,262,500
Novellus Systems, Inc.*                   250,000            9,703,125
PMC-Sierra, Inc.* (Canada)                250,000           11,218,750
Uniphase Corp.*                           220,000           10,890,000
Vitesse Semiconductor Corp.*              625,000           20,156,250
                                                         -------------
                                                            67,765,625
                                                         -------------

Finance (3.13%)
AmeriCredit Corp.*                        550,000            7,356,250
Financial Federal Corp.                   500,000           11,656,250
Medallion Financial Corp.                 615,300           10,921,575
                                                         -------------
                                                            29,934,075
                                                         -------------

Food (1.44%)
American Italian Pasta Co. (Class A)*     600,000           13,800,000
                                                         -------------

Insurance (1.64%)
Capital Re Corp.                          400,000            7,325,000
Executive Risk, Inc.                      175,000            8,312,500
                                                         -------------
                                                            15,637,500
                                                         -------------

Leisure (6.58%)
Cinar Films, Inc. (Class B) (Canada)*     700,000           14,787,500
Family Golf Centers, Inc.*                501,350           10,559,684
Premier Parks, Inc.                     1,233,400           27,366,062
Steiner Leisure Ltd.*                     249,700            6,086,438
Travel Services International, Inc.*      200,000            4,050,000
                                                         -------------
                                                            62,849,684
                                                         -------------

Linen Supply & Related (1.20%)
G & K Services, Inc. (Class A)            250,000           11,437,500
                                                         -------------

Machinery (1.39%)
Applied Power, Inc. (Class A)             156,600            4,316,287
Hanover Compressor Co.*                   355,000            8,963,750
                                                         -------------
                                                            13,280,037
                                                         -------------

Media (2.79%)
Chancellor Media Corp.*                   500,000           19,187,500
Cox Radio, Inc. (Class A)*                200,000            7,487,500
                                                         -------------
                                                            26,675,000
                                                         -------------

Medical (15.12%)
Alkermes, Inc.*                           300,000            5,850,000
CareMatrix Corp.*                         500,000           12,312,500
Elan Corp., Plc (ADR) (Ireland)*          400,000           28,025,000
Gilead Sciences, Inc.*                    190,000            5,391,250
Hanger Orthopedic Group, Inc.*            480,000            9,480,000
Human Genome Sciences, Inc.*              240,000            8,310,000
IDEC Pharmaceuticals Corp.*               170,000            5,078,750
Incyte Pharmaceuticals, Inc.*             135,000            4,117,500
Ocular Sciences, Inc.*                    378,900            9,519,863
PAREXEL International Corp.*              185,000            4,081,563
Province Healthcare Co.*                  205,200            5,360,850
Renal Care Group, Inc.*                   425,000           12,378,125
Res-Care, Inc.*                           380,000            8,407,500
Universal Health Services, Inc. (Class B) 380,000           19,498,750
Ventana Medical Systems, Inc.*            356,200            6,589,700
                                                         -------------
                                                           144,401,351
                                                         -------------

Oil & Gas (3.07%)
Core Laboratories N.V. (Netherlands)*     385,000            8,686,563
Dril-Quip, Inc.*                          350,000            7,350,000
Newfield Exploration Co.*                 300,000            7,293,750
Stone Energy Corp.*                       187,600            6,026,650
                                                         -------------
                                                            29,356,963
                                                         -------------

Printing - Commercial (0.84%)
Consolidated Graphics, Inc.*              170,000            8,064,375
                                                         -------------

Real Estate Operations (0.92%)
Central Parking Corp.                     210,000            8,806,875
                                                         -------------

Retail (8.81%)
99 Cents Only Stores*                     280,000           12,950,000
Abercrombie & Fitch Co. (Class A)*        200,000            7,937,500
Dominick's Supermarkets, Inc.*            272,000           13,277,000
Duane Reade, Inc.*                        300,000           11,587,500
Hibbett Sporting Goods, Inc.*             250,000            6,765,625
Linens 'n Things, Inc.*                   200,000            6,187,500
Stage Stores, Inc.*                       419,000            5,551,750
Trans World Entertainment Corp.*          577,200           11,904,750
Whole Foods Market, Inc.*                 200,000            8,012,500
                                                         -------------
                                                            84,174,125
                                                         -------------

Telecommunications (3.28%)
Metromedia Fiber Network, Inc.
(Class A)*                                527,200          $19,967,700
NEXTLINK Communications, Inc.
(Class A)*                                209,400            5,365,875
OmniAmerica, Inc.*                        300,000            5,962,500
                                                         -------------
                                                            31,296,075
                                                         -------------

Transport (0.73%)
MotivePower Industries, Inc.              275,000            6,995,313
                                                         -------------
     TOTAL COMMON STOCKS
     (Cost $755,950,154)                   (90.80%)        867,314,222
                                                         -------------


                                   INTEREST     PAR VALUE
                                     RATE    (000s OMITTED)
                                   --------   ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (10.27%)
Investment in a joint repurchase
agreement transaction with
HSBC Securities, Inc.
- Dated 10-30-98, due 11-02-98
(Secured by U.S. Treasury Bond,
7.125%, due 2-15-23, and U.S.
Treasury Notes, 6.250%, due
01-31-02 thru 2-28-02) --
Note A                              5.38%       $98,127     98,127,000
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.35%                                               1,226
                                                         -------------
TOTAL SHORT-TERM INVESTMENTS                     (10.27%)   98,128,226
                                          -------------  -------------
TOTAL INVESTMENTS                               (101.07%)  965,442,448
                                          -------------  -------------
OTHER ASSETS AND LIABILITIES, NET                 (1.07%)  (10,261,180)
                                          -------------  -------------
TOTAL NET ASSETS                                (100.00%) $955,181,268
                                          =============  =============

*Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.



NOTES TO FINANCIAL STATEMENTS

NOTE A -
ACCOUNTING POLICIES

John Hancock Special Equities Fund (the "Fund") is a diversified open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek growth of capital by investing in a diversified portfolio of equity securities consisting primarily of small-capitalization companies and companies in situations offering unusual or non-recurring opportunities.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class Y shares.
Effective June 1, 1998, Class C shares were renamed Class Y shares. Effective December 8, 1998, the Board of Trustees have authorized the issuance of new Class C shares in 1999. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributable to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $800 million, collectively. Interest is charged to each fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at a rate ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating funds. The Fund had no borrowing activity for the year ended October 31, 1998.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.85% of the first $250,000,000 of the Fund's average daily net asset value and
(b) 0.80% of the Fund's average daily net asset value in excess of $250,000,000.

DiCarlo, Forbes and St. Pierre Advisors, LLC ("DFS") served as subadviser to the Fund pursuant to a subadvisory agreement with the Fund and the Adviser. The Adviser, not the Fund, paid all subadvisory fees. The Adviser paid DFS an annual fee of 0.25% of the average daily net assets of the Fund. DFS was terminated as subadviser to the Fund.
DFS' service as subadviser to the Fund has ended.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended October 31, 1998 net sales charges received with regard to sales of Class A shares amounted to $1,050,785. Out of this amount, $137,920 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $609,561 was paid as sales commissions to unrelated broker-dealers and $303,304 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended October 31, 1998, contingent deferred sales charges paid to JH Funds amounted to $5,532,949.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets, to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. Class A and Class B shares pay transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses. Class Y shares pay a monthly transfer agent fee equivalent to 0.10% of the average daily net assets of the Class Y shares of the Fund.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as trustees of the Fund. Effective July 1, 1998, Mr. DiCarlo resigned as trustee of the Fund. The compensation of unaffiliated trustees is borne by the Fund. The unaffiliated trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At October 31, 1998, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $5,514.

NOTE C -
INVESTMENT TRANSACTIONS:

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended October 31, 1998, aggregated $1,494,228,475 and $2,188,474,806, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended October 31, 1998.

The cost of investments owned at October 31, 1998 (excluding the corporate savings account) for federal income tax purposes was $857,250,395. Gross unrealized appreciation and depreciation of investments aggregated $175,136,551 and $66,945,724, respectively, resulting in net unrealized appreciation of $108,190,827.

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the year ended October 31, 1998, the Fund has reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $222,770,065, a decrease in accumulated net investment loss of $21,424,169 and an increase in capital paid-in of $201,345,896. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1998. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles, and the fund's use of the tax accounting practice known as equalization. The calculation of net investment income per share in the financial highlights excludes these adjustments.



REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of John Hancock Special Equities Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the John Hancock Special Equities Fund (the "Fund"), as of October 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Special Equities Fund at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
                                             /S/ ERNST & YOUNG LLP
Boston, Massachusetts
December 11, 1998



TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the taxable distributions of the Fund during its fiscal year ended October 31, 1998.

The Fund has designated $222,774,452 as a capital gain dividend.


NOTES

John Hancock Funds - Special Equities Fund



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                    1800A 10/98
                    12/98